UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

SLM Private Credit Student Loan Trust 2005-B

(Exact name of registrant as specified in its charter)

Delaware	333-124442	57-1176559
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

20 Hemingway Drive

East Providence, Rhode Island 02915

(Address of principal executive offices)

Registrant’s telephone number: (401) 438-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Closing of SLM Private Credit Student Loan Trust 2005-B.

Effective as of June 9, 2005, SLM Education Credit Funding LLC (the “Depositor”) and Chase Bank USA, National Association, not in its individual capacity but solely as trustee (the “Trustee”) executed and delivered the Trust Agreement dated as of June 9, 2005, pursuant to which the SLM Private Credit Student Loan Trust 2005-B was formed (the “Trust”). The Trust Agreement was amended by the Amended and Restated Trust Agreement dated October 27, 2005 by and among the Depositor, the Trustee and the Indenture Trustee (as defined below).

On October 20, 2005, the Depositor, SLM Education Credit Finance Corporation (“SLM ECFC”), SLM Corporation and Credit Suisse First Boston LLC, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”) executed and delivered the Underwriting Agreement and the Pricing Agreement, each dated October 20, 2005, related to the $1,701,647,000 of floating rate student loan-backed notes issued by the Trust.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Depositor Sale Agreement, dated as of October 27, 2005, by and between SLM ECFC and the Depositor; (b) the Depositor Sale Agreement, dated as of October 27, 2005, by and between VG Funding, LLC and the Depositor; (c) the Issuer Sale Agreement dated October 27, 2005 between the Depositor and the Trust; (d) the Indenture, dated as of October 1, 2005, by and between the Trust and JPMorgan Chase Bank, N.A., not in its individual capacity but solely as the indenture trustee under the Indenture (the “Indenture Trustee”); (e) the Administration Agreement, dated as of October 1, 2005, by and among the Trust, Sallie Mae, Inc., in its capacity as the administrator and the servicer (the “Administrator” and the “Servicer”), the Depositor and the Indenture Trustee; and (f) the Servicing Agreement, dated as of October 1, 2005, by and among the Servicer, the Administrator, the Trust, and the Indenture Trustee.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The Trust used the proceeds of these notes to purchase $1,511,118,560.31 of private credit student loans.

On October 27, 2005, the Trust issued $1,701,647,000 of its Floating Rate Student Loan-Backed Notes.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated October 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of October 27, 2005, by and among the Depositor, the Trustee and the Indenture Trustee.

4.2	Indenture, dated as of October 1, 2005, by and between the Trust and the Indenture Trustee.

99.1	Depositor Sale Agreement, dated as of October 27, 2005, by and between the Depositor and SLM ECFC.

99.2	Depositor Sale Agreement, dated as of October 27, 2005, by and between the Depositor and VG Funding, LLC.

99.3	Issuer Sale Agreement, dated as of October 27, 2005, by and between the Depositor and the Trust.

99.4	Administration Agreement, dated as of October 1, 2005, by and among the Trust, the Administrator, the Depositor, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of October 1, 2005, by and among the Servicer, the Administrator, the Depositor and the Indenture trustee..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2005

SLM PRIVATE CREDIT STUDENT LOAN TRUST 2005-B

By:	Sallie Mae, Inc., in its capacity as the administrator

By:	/s/ J. LANCE FRANKE
Name:	J. Lance Franke
Title:	Senior Vice President

INDEX TO EXHIBITS

Exhibit Number	Exhibit
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated October 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of October 27, 2005, by and among the Depositor, the Trustee and the Indenture Trustee.

4.2	Indenture, dated as of October 1, 2005, by and between the Trust and the Indenture Trustee.

99.1	Depositor Sale Agreement, dated as of October 27, 2005, by and between the Depositor and SLM ECFC.

99.2	Depositor Sale Agreement, dated as of October 27, 2005, by and between the Depositor and VG Funding, LLC.

99.3	Issuer Sale Agreement, dated as of October 27, 2005, by and between the Depositor and the Trust.

99.4	Administration Agreement, dated as of October 1, 2005, by and among the Trust, the Administrator, the Depositor, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of October 1, 2005, by and among the Servicer, the Administrator, the Depositor and the Indenture trustee.